EXHIBIT 99.1

1st Pacific Bancorp Reports Second Quarter 2009 Results

SAN DIEGO, Aug. 7, 2009 (GLOBE NEWSWIRE) -- 1st Pacific Bancorp (Nasdaq:FPBN), the holding company for 1st Pacific Bank of California, today reported a net loss for the second quarter ended June 30, 2009 of $854,995, or ($0.17) per diluted share, compared to a net loss of $428,891 or ($0.09) per diluted share for the first quarter of 2009, and a net loss of $1.7 million, or ($0.34) per diluted share, for the second quarter of 2008.

Compared to the prior quarter ending March 31, 2009, total assets decreased $31 million or 6.9% to $420 million. The decrease in assets was due to a decrease in Federal funds sold of $28 million and a decrease in investment securities of $3 million. During the same period, deposits decreased $25 million and other borrowed money declined by $5 million. $12 million of the decline in deposits was in higher-rate time deposits.

During the first six months ending June 30, 2009, the bank experienced a number of extraordinary expenses including the recognition of a $165,000 loss in the sub-lease of a portion of the Solana Beach office, costs related to other real estate owned ("OREO") of $129,000, loss on the sale or valuation of OREO properties of $442,000, non-recurring professional fees of $160,000, and a FDIC special assessment of $208,000. These expenses were partially offset by a $229,000 gain from the sale of a corporate debenture.

1st Pacific Bank remains "adequately capitalized" by regulatory standards with a Total Risk-Based capital ratio of 8.49% and a Tier 1 leverage ratio of 5.25%. The Bank has a diversified deposit base provided by our eight branches and maintains a variety of liquidity sources through its FRB and FHLB membership. In addition, to enhance regulatory capital ratios, the bank entered into a definitive agreement to merge with First Business Bank, N. A. As of June 30, 2009, First Business Bank had a total risk-based capital ratio of 23.68% and a leverage ratio of 16.85%. A 10% total risk-based capital ratio is required for a bank to be considered "well-capitalized." "First Business Bank's principal shareholder has committed to infuse substantial additional capital into 1st Pacific Bank to facilitate the merger transaction and to enhance the regulatory capital ratios of the combined bank," noted Ronald J. Carlson, Chairman of the Board, President and CEO of 1st Pacific Bank. The merger transaction is subject to regulatory and shareholder approvals and is expected to close in the fourth quarter of this year.

Asset Quality

Nonperforming assets were $12.7 million, or 3.03% of total assets, at June 30, 2009, compared with $8.7 million, or 1.93% of total assets, at the end of the preceding quarter and $11.6 million, or 2.57% of total assets at the end of June 2008.

"Asset quality is a very important focus for us," said Carlson. "We are working closely with customers to assure that we all weather this challenging economic cycle with as few problems as possible. The Bank was not involved in sub-prime real estate lending, which has plagued the economy for months," he added. "However, the entire economy and the entire banking industry have been negatively impacted by the economic downturn."

The allowance for loan losses at June 30, 2009, totals $5.5 million, or 1.53% of total loans, compared with an allowance of $5.6 million, or 1.55% of total loans, at March 31, 2009. The allowance for loan losses totaled $7.8 million, or 2.08% of total loans at June 30, 2008.

Review of Operations

1st Pacific's net interest margin was 3.66% for the second quarter of 2009, compared with 3.68% for the previous quarter, and 4.32% for the second quarter of 2008. For the first six months of the year, the net interest margin was 3.67% compared with 4.45% for the first six months of 2008.

About 1st Pacific Bancorp

1st Pacific Bancorp is the holding company for 1st Pacific Bank of California, San Diego's leading local business bank. The bank offers a full complement of business products and services to meet the financial needs of professional firms, small- to mid-sized businesses, their owners and the people who work there. 1st Pacific Bank has a total of eight banking offices located in San Diego County: in the University Towne Center area, the Tri-Cities area of Oceanside, Mission Valley, the Inland North County, El Cajon, La Jolla Village, Solana Beach and downtown San Diego. For additional information, visit the company's website at www.1stpacbank.com.

Forward-Looking Statements

This release may contain forward-looking statements, which are included in accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and, accordingly, the cautionary statements contained in 1st Pacific Bancorp's Annual Report on Form 10-K for the year ended Dec. 31, 2008 (See Item I -- Business, and Item 7 -- Management's Discussion and Analysis of Consolidated Financial Condition and Results of Operations), and other filings with the Securities and Exchange Commission or the Board of Governors of the Federal Reserve System are incorporated herein by reference. These factors include, but are not limited to: the effect of interest rate and currency exchange fluctuations; competition in the financial services market for both deposits and loans; the ability to efficiently incorporate acquisitions into current operations; the ability of the two institutions to increase their customer bases; the effect of regulatory and legislative action; and regional and general economic conditions. Actual results and performance in future periods may be materially different from any future results or performance suggested by the forward-looking statements in this release. Such forward-looking statements speak only as of the date of this release. First Business Bank and 1st Pacific Bancorp expressly disclaim any obligation to update or revise any forward-looking statements found herein to reflect any changes in their expectations of results or any change in events.

Participants in a Solicitation

This release does not constitute an offer to sell securities or a solicitation of an offer to buy and does not constitute solicitation material in respect of the proposed acquisition of 1st Pacific Bancorp by First Business Bank. In connection with the proposed transaction, First Business Bank and 1st Pacific Bancorp will prepare a Proxy Statement/Prospectus containing all relevant disclosures which either will be filed with the SEC or, pursuant to an exemption, will be filed with the California Department of Corporations. SHAREHOLDERS OF 1ST PACIFIC BANCORP AND FIRST BUSINESS BANK ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT 1ST PACIFIC BANCORP AND FIRST BUSINESS BANK AND THE PROPOSED TRANSACTION. The Proxy Statement/Prospectus will be mailed to shareholders in advance of special meetings of shareholders that will be held to consider the proposed transaction.

 1st Pacific Bancorp
 Consolidated Balance Sheets
 (Unaudited)
                             Jun 30, 2009  Mar 31, 2009  Dec 31, 2008
                             ------------  ------------  ------------
 ASSETS
 Cash and due from banks     $  8,115,782  $  8,714,213  $  6,482,152
 Federal funds sold            14,145,000    42,020,000    18,010,000
                             ----------------------------------------
   Total cash and cash
    equivalents                22,260,782    50,734,213    24,492,152

 Investment securities
  available for sale           18,070,615    21,486,012    25,052,874
 FRB, FHLB and other equity
  stock, at cost                4,032,200     4,246,700     4,611,400

 Construction & Land          106,195,867   106,883,633   109,592,264
 Residential & Comm'l RE      152,372,318   153,707,939   147,965,134
 SBA 7a & 504 Loans            10,743,401    10,080,685     8,820,177
 Commercial Loans              71,898,224    66,590,348    69,224,976
 Other Consumer                18,282,494    20,016,795    16,296,228
                             ----------------------------------------
   Total loans and leases     359,492,304   357,279,400   351,898,779
 Allowance for Loan Losses     (5,513,826)   (5,555,559)   (5,058,837)
                             ----------------------------------------
   Total loans and leases,
    net                       353,978,478   351,723,841   346,839,942

 Premises and Equipment, net    3,269,391     3,434,787     3,611,224
 Other Real Estate Owned        3,389,752     4,219,751     1,390,000
 Goodwill and Other
  Intangible Assets             1,142,345     1,227,445     1,312,544
 Accrued Interest and
  Other Assets                 13,746,067    13,695,931    13,599,879
                             ----------------------------------------
   Total Assets              $419,889,630  $450,768,680  $420,910,015
                             ========================================

 LIABILITIES AND
  STOCKHOLDERS' EQUITY
 Deposits:
  Noninterest-bearing demand $ 87,493,056  $ 82,447,288  $ 62,534,488
  Interest bearing checking    13,388,920    15,404,908    16,730,751
  Savings and Money Market     56,854,054    73,420,924    77,037,436
  Time Deposits               180,537,209   192,375,828   177,533,418
                             ----------------------------------------
 Total Deposits               338,273,239   363,648,948   333,836,093

 Subordinated Debentures       10,155,000    10,155,000    10,155,000
 Other borrowed money          45,000,000    50,000,000    50,000,000
 Accrued interest and other
  liabilities                   4,753,981     4,620,541     4,337,719
                             ----------------------------------------
   Total liabilities          398,182,220   428,424,489   398,328,812

 Shareholders' Equity:
 Common stock and additional
  paid-in capital              37,927,679    37,860,245    37,787,745
 Retained Earnings            (15,494,832)  (14,639,837)  (14,210,945)
 Accumulated other
  comprehensive income (loss)    (725,437)     (876,217)     (995,597)
                             ----------------------------------------
   Total shareholders'
    equity                     21,707,410    22,344,191    22,581,203

                             ----------------------------------------
   Total liabilities and
    shareholders' equity     $419,889,630  $450,768,680  $420,910,015
                             ========================================

                                   Sept 30, 2008    Jun 30, 2008
                                   -------------    -------------
 ASSETS
 Cash and due from banks           $   9,705,635    $   8,522,149
 Federal funds sold                   17,110,000        7,605,000
                                   ------------------------------
    Total cash and cash
     equivalents                      26,815,635       16,127,149

 Investment securities available
  for sale                            26,398,344       35,856,520
 FRB, FHLB and other equity
  stock, at cost                       4,942,850        5,574,650

 Construction & Land                 116,697,199      125,809,008
 Residential & Comm'l RE             147,698,994      153,096,474
 SBA 7a & 504 Loans                    9,837,192       12,834,832
 Commercial Loans                     75,430,725       74,238,526
 Other Consumer                       16,030,939       10,539,086

                                   ------------------------------
    Total loans and leases           365,695,049      376,517,926
 Allowance for Loan Losses            (4,072,629)      (7,818,471)
                                   ------------------------------
    Total loans and leases, net      361,622,420      368,699,455

 Premises and Equipment, net           3,753,724        3,873,502
 Other Real Estate Owned                       0                0
 Goodwill and Other Intangible
  Assets                              11,761,501       11,815,393
 Accrued Interest and Other
  Assets                              10,261,628       10,247,757

                                   ------------------------------
    Total Assets                   $ 445,556,102    $ 452,194,426
                                   ==============================

 LIABILITIES AND STOCKHOLDERS'
  EQUITY
 Deposits:
    Noninterest-bearing demand     $  70,505,740    $  68,747,742
    Interest bearing checking         14,898,330       14,121,446
    Savings and Money Market          88,076,365      115,044,339
    Time Deposits                    184,118,960      146,437,993
                                   ------------------------------
 Total Deposits                      357,599,395      344,351,520

 Subordinated Debentures              10,155,000       10,155,000
 Other borrowed money                 30,000,000       50,000,000
 Accrued interest and other
  liabilities                          4,333,754        4,001,547
                                  ------------------------------
    Total liabilities                402,088,149      408,508,067

 Shareholders' Equity:
 Common stock and additional
  paid-in capital                     37,687,862       37,549,472
 Retained Earnings                     6,399,787        6,390,257
 Accumulated other comprehensive
  income(loss)                          (619,696)        (253,370)
                                   ------------------------------
    Total shareholders' equity        43,467,953       43,686,359

    Total liabilities and          ------------------------------
     shareholders' equity          $ 445,556,102    $ 452,194,426
                                   ==============================

 1st Pacific Bancorp
 First Quarter 2009 Results
 (Unaudited)

                       THREE MONTHS ENDED        SIX MONTHS ENDED
                      Jun 30,      Jun 30,      Jun 30,     Jun 30,
                       2009         2008         2009        2008
                    ----------- ------------ ------------ ------------
 INTEREST INCOME
 Loans, including
  fees              $ 5,501,235 $ 6,347,085  $ 10,981,079 $ 13,057,801
 Investment
  securities            324,879      573,834      673,225      937,003
 Federal funds sold      18,789       53,614       37,336      198,715
                    ----------- ------------ ------------ ------------
  Total interest
   income             5,844,903    6,974,533   11,691,640   14,193,519
                    ----------- ------------ ------------ ------------

 INTEREST EXPENSE
 Deposits             1,612,649    2,034,076    3,326,721    4,540,670
 Subordinated debt
  and other
  borrowings            407,634      470,595      830,132      761,110
                    ----------- ------------ ------------ ------------
   Total interest
    expense           2,020,283    2,504,671    4,156,853    5,301,780
                    ----------- ------------ ------------ ------------

 Net Interest Income  3,824,620    4,469,862    7,534,787    8,891,739

 Provision for Loan
  Losses                120,000    3,550,000      816,000    3,550,000
                    ----------- ------------ ------------ ------------

   Net interest
    income after
    provision for
    loan losses       3,704,620      919,862    6,718,787    5,341,739

 NON INTEREST INCOME
 Service charges,
  fees and other
  income                217,605      265,903      687,378      497,492
 Brokered loan fees
  and gains on
  loan sales                  0       60,950            0       60,950
                    ----------- ------------ ------------ ------------
   Total non
    interest income     217,605      326,853      687,378      558,442

 NON INTEREST
  EXPENSE
 Salaries and
  benefits            2,075,814    2,443,546    4,189,330    4,720,202
 Occupancy and
  equipment             746,346      760,530    1,507,664    1,507,501
 Other expense        1,955,060      936,238    3,312,757    1,798,361
                    ----------- ------------ ------------ ------------
  Total non interest
   expense            4,777,220    4,140,314    9,009,751    8,026,064
                    ----------- ------------ ------------ ------------

  Income (Loss)
    before income
    tax expense        (854,995)  (2,893,599)  (1,603,586)  (2,125,883)

 Income tax expense
  (benefit)                   0   (1,187,600)    (319,700)    (867,100)

                    ----------- ------------ ------------ ------------
  Net Income (Loss) ($  854,995)($ 1,705,999)($ 1,283,886)($ 1,258,783)
                    =========== ============ ============ ============

 Basic earnings
  (loss) per share  ($     0.17)($      0.34)($      0.26)($      0.25)
 Diluted earnings
  (loss) per share  ($     0.17)($      0.34)($      0.26)($      0.25)
 Average shares
  outstanding         4,980,481    4,950,263    4,980,481    4,949,894
 Average diluted
  shares outstanding  4,980,481    4,950,263    4,980,481    4,949,894

 1st Pacific Bancorp
 Consolidated Financial Highlights
 (Unaudited)

 (dollars in                          Quarterly
  thousands     ------------------------------------------------------
  except per       2009        2009       2008       2008       2008
  share data)     2nd Qtr     1st Qtr    4th Qtr    3rd Qtr    2nd Qtr
                ------------------------------------------------------

 EARNINGS
  Net interest
   income       $    3,825      3,710      3,688      4,279      4,470
  Provision for
   loan losses  $      120        696     12,100        250      3,550
  NonInterest
   income       $      218        470        231        432        327
  NonInterest
   expense      $    4,777      4,233      4,038      3,966      4,140
  Goodwill and
   OTTI charges $        0          0     10,664        500          0
  Net income
   (loss) as
   reported     $     (855)      (429)   (20,611)        10     (1,706)

  Basic earnings
   (loss) per
   share        $    (0.17)     (0.09)     (4.14)      0.00      (0.34)
  Diluted
   earnings
   (loss) per
   share        $    (0.17)     (0.09)     (4.14)      0.00      (0.34)
  Average
   shares
   outstanding   4,980,481  4,980,481  4,980,155  4,964,107  4,950,263
  Average
   diluted
   shares
   outstanding   4,980,481  4,980,481  4,980,155  5,066,774  4,950,263

 PERFORMANCE
  RATIOS
  Return on
   average
   assets           -0.78%     -0.40%    -18.56%       0.01%    -1.55%
  Return on
   average
   common equity   -15.18%     -7.61%   -188.04%       0.09%   -14.88%
  Net interest
   margin             3.66%      3.68%      3.54%      3.90%      4.32%
  Efficiency
   ratio            118.18%    101.26%    375.13%     94.80%     86.32%

 CAPITAL
  Tangible
   equity to
   assets             4.91%      4.70%      5.07%      7.31%      7.24%
  Tangible book
   value per
    share       $     4.12       4.23       4.26       6.38       6.44

 ASSET QUALITY
  Net loan
   charge-offs
   (recoveries) $      162        199     11,114      3,996        223
  Allowance for
   loan losses  $    5,514      5,556      5,059      4,073      7,818
  Allowance for
   losses to
   total loans        1.53%      1.55%      1.44%      1.11%      2.08%
  Nonperforming
   loans        $    9,352      4,495     12,264     13,816     11,640
  Other real
   estate owned $    3,390      4,220      1,390          0          0
  Nonperforming
   assets to
   total assets       3.03%      1.93%      3.54%      3.10%      2.57%

 END OF PERIOD
  BALANCES
  Total Loans   $  359,492    357,279    351,899    365,695    376,518
  Total assets  $  419,890    450,769    420,910    445,556    452,194
  Deposits      $  338,273    363,649    333,836    357,599    344,352
  Shareholders'
   equity       $   21,707     22,344     22,581     43,468     43,686
  Full-time
   equivalent
   employees           102        102        105        107        106

 AVERAGE
  BALANCES
  Total loans   $  359,872    354,420    365,669    376,541    364,791
  Earning
   assets       $  419,480    408,362    412,934    435,327    415,197
  Total assets  $  442,295    430,614    440,589    460,575    442,380
  Deposits      $  354,549    341,801    347,955    351,748    334,770
  Shareholders'
   equity       $   22,584     22,867     43,485     44,152     45,989

                                             6 Months Year-To-Date
 (dollars in thousands except              -------------------------
  per share data)                             2009          2008
                                           -------------------------

 EARNINGS
    Net interest income                    $    7,535          8,892
    Provision for loan losses              $      816          3,550
    NonInterest income                     $      687            558
    NonInterest expense                    $    9,010          8,026
    Goodwill and OTTI charges              $        0              0
    Net income (loss) as reported          $   (1,284)        (1,259)

    Basic earnings (loss) per share        $    (0.26)         (0.25)
    Diluted earnings (loss) per share      $    (0.26)         (0.25)
    Average shares outstanding              4,980,481      4,949,894
    Average diluted shares outstanding      4,980,481      4,949,894

 PERFORMANCE RATIOS
    Return on average assets                   -0.59%         -0.59%
    Return on average common equity           -11.39%         -5.52%
    Net interest margin                          3.67%          4.45%
    Efficiency ratio                           109.58%         84.93%

 CAPITAL
    Tangible equity to assets                    4.91%          7.24%
    Tangible book value per share          $     4.12           6.44

 ASSET QUALITY
    Net loan charge-offs (recoveries)      $      361            248
    Allowance for loan losses              $    5,514          7,818
    Allowance for losses to total loans          1.53%          2.08%
    Nonperforming loans                    $    9,352         11,640
    Other real estate owned                $    3,390              0
    Nonperforming assets to total assets         3.03%          2.57%

 END OF PERIOD BALANCES
    Total Loans                            $  359,492        376,518
    Total assets                           $  419,890        452,194
    Deposits                               $  338,273        344,352
    Shareholders' equity                   $   21,707         43,686
    Full-time equivalent employees                102            106

 AVERAGE BALANCES
    Total loans                            $  357,161        352,931
    Earning assets                         $  413,952        400,334
    Total assets                           $  436,564        427,173
    Deposits                               $  348,210        336,573
    Shareholders' equity                   $   22,725         45,739

CONTACT:  1st Pacific Bancorp
          Ronald J. Carlson, Chairman of the Board, President and CEO
            858-875-2005
          James Burgess, EVP and Chief Financial Officer
            858-875-2008